BRAZOS MUTUAL FUNDS
Supplement to Prospectus dated April 1, 2005

Legal Proceedings

On May 26, 2005, the Office of the New York State Attorney General and the New York Superintendent of Insurance filed a civil complaint against American International Group, Inc. (“AIG”) as well as its former Chairman and Chief Executive Officer and former Vice Chairman and Chief Financial Officer, in the Supreme Court of the State of New York. The complaint asserts claims under New York’s Martin Act and Insurance Law, among others, and makes allegations concerning certain transactions entered into by AIG and certain of its subsidiaries, but in no case involving any subsidiary engaged in providing management services to the Brazos Mutual Funds (“Funds”). The complaint seeks disgorgement, injunctive relief, punitive damages and costs, among other relief.

AIG is the indirect parent company and an affiliated person of Brazos Capital Management, L.P. (“Adviser”), the investment adviser to each Fund and AIG Global Investment Corp. (“Sub-Adviser”), the investment sub-adviser to the Brazos Real Estate Securities Fund. The Adviser, the Sub-Adviser, their respective officers and directors, and the Funds are not named in the complaint, and the complaint does not seek any relief or penalties against them.

Due to a provision in the law governing the operation of mutual funds, however, if the lawsuit results in an injunction being entered against AIG, then the Adviser and the Sub-Adviser will need to obtain permission from the Securities and Exchange Commission (“SEC”) to continue to service the Funds. While the SEC has routinely granted this type of relief to others in the past in similar circumstances, there is no assurance that this permission would be granted.

Date: September 1, 2005